UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 24, 2003

                                ACNB CORPORATION
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            (Exact name of registrant's as specified in its charter)

         PENNSYLVANIA                    0-11783                 23-2233457
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(State or other jurisdiction       (Commission File #)       (I.R.S. Employer
 of incorporation)                                           Identification No.)


16 LINCOLN SQUARE, GETTYSBURG, PA                              17325
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(Address of principal executive offices)                     (Zip Code)

                                 (717) 334-3161
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              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

         On October 24, 2003, ACNB Corporation, holding company for Adams County National Bank, issued a press release announcing its financial results for the first quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


Item 12.  Results of Operations and Financial Condition

         Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Corporation has furnished the information required by Item 12 under Item 9 herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ACNB Corporation



                                                     By:
                                                     ---------------------------
                                                       /s/ Ronald L. Hankey
                                                       Chairman of the Board/CEO


Dated:  October 24, 2003


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                                  EXHIBIT INDEX

Exhibit Number    Description


99.1              Earnings Press Release for the quarter ended
                  September 30, 2003